Financial
=========================================================================
Statements
=========================================================================

Delaware Group
Global & International Funds, Inc. -
International Equity Series
Statement of Net Assets
November 30, 1995
                                                                Market
                                                   Number       Value
                                                 of Shares     (U.S. $)

 COMMON STOCK - 91.42%
 Australia - 9.24%
 CSR Limited. . . . . . . . . . . . . . . . . .    597,874    $1,915,864
 National Australia Bank. .                        362,973     3,168,255
 Pacific Dunlop. . . . . . . . . . .  . . . . .    864,192     2,068,920
                                                              ----------
                                                               7,153,039
                                                              ----------
 Belgium - 6.31%
 Cimenterics CBR Cementbedrij                        2,840     1,114,382
*Cimenterics CBR Cementbedrij Put Warrants           2,840        23,914
 Electrabel NPV. . . . . . . . . . . . . . . . .    10,490     2,391,960
 G.I.B. Holdings . . . . . . . . . . . . . . . .    33,800     1,336,517
 G.I.B. Holdings-VVPR. . . . . . . . . . . . . .       380        14,847
                                                              ----------
                                                               4,881,620
                                                              ----------
 Canada - 2.07%
 BC Telecom. . . . . . . . . . . . . . . . . . .    91,250     1,604,384
                                                              ----------
                                                               1,604,384
                                                              ----------
 France - 7.06%
 Alcatel Alsthom. . . . . . . . . . . . . . . .     11,367       949,171
 Campagnie de Saint Gobain                          20,025     2,316,377
 Elf Aquitaine. . . . . . . . . . . . . . . . .     31,376     2,200,951
                                                              ----------
                                                               5,466,499
                                                              ----------
 Germany - 6.07%
 Bayer AG. . . . . . . . . . . . . . . . . . .       8,009     2,083,714
 Continental AG. . . . . . . . . . . . . . . .      54,500       795,703
 Siemens AG. . . . . . . . . . . . . . . . . .       3,490     1,815,998
                                                              ----------
                                                               4,695,415
                                                              ----------
 Hong Kong - 2.86%
 Hong Kong Electric. . . . . . . . . . . . . .     237,000       795,096
 Wharf (Holdings) Limited.                         424,000     1,416,969
                                                              ----------
                                                               2,212,065
                                                              ----------
 Indonesia - 1.64%
 PT Bank Dagang Nasional. .                      1,137,500       946,464
 PT Semen Gresik. . . . . . . . . . . . . . .      130,000       318,809
                                                              ----------
                                                               1,265,273
                                                              ----------
 Japan - 13.30%
 Amano. . . . . . . . . . . . . . . . . . . .      165,000     2,080,173
 Canon Electronics. . . . . . . .                   96,000     1,692,505
 Eisai. . . . . . . . . . . . . . . . . . . .      108,000     1,904,068

                                                                Market
                                                   Number       Value
                                                 of Shares     (U.S. $)

 COMMONA STOCK (Continued)
 Japan (Continued)
 Kinki Coca-Cola Bottling Y50                      111,000     1,399,389
 Matsushita Electric. . . . . . . . . . . . .      130,000     1,933,419
 Senko. . . . . . . . . . . . . . . . . . . .      222,000     1,279,129
                                                             -----------
                                                              10,288,683
                                                             -----------
 Malaysia - 2.15%
 Oriental Holdings Berhad.                         173,000       811,790
 Sime Darby Berhad. . . . . . . . . . . . . .      330,000       852,326
                                                             -----------
                                                               1,664,116
                                                             -----------
 Netherlands - 6.29%
 Elsevier-CVA. . . . . . . . . . . . . . . . .      84,000     1,147,626
 Koninklijke Van Ommeren . . . . . . . . . . .      36,000     1,037,092
 Royal Dutch Petroleum . . . . . . . . . . . .       9,820     1,264,531
 Unilever NV-CVA . . . . . . . . . . . . . . .      10,730     1,419,523
                                                             -----------
                                                               4,868,772
                                                             -----------
 New Zealand - 2.64%
 Carter Holt Harvey Limited . . . . . . . . .      277,300       584,838
 Telecom Corp. of New Zealand . . . . . . . .      348,920     1,460,383
                                                             -----------
                                                               2,045,221
                                                             -----------
 Philippines - 0.79%
 Philippine Long Distance Telephone
 Company ADR . . . . . . . . . . . . . . . . .     10,900       609,037
                                                             -----------
                                                                 609,037
                                                             -----------
 Singapore - 1.17%
 Jardine Matheson Holdings Limited . . . . . .     149,800       906,290
                                                             -----------
                                                                 906,290
                                                             -----------
 Spain - 3.18%
 Banco Central Hispanoamer SA . . . . . . . . .     23,452       481,335
 Telefonica de Espana . . . . . . . . . . . . .    143,500     1,982,930
                                                             -----------
                                                               2,464,265
                                                             -----------
 United Kingdom - 26.65%
 Bass plc . . . . . . . . . . . . . . . . . . .    200,000     2,110,737
 Blue Circle Industries . . . . . . . . . . . .    347,000     1,730,223
 British Airways plc  . . . . . . . . . . . . .    250,000     1,758,948
 British Gas plc. . . . . . . . . . . . . . . .    515,000     1,918,056
 Cable & Wireless plc . . . . . . . . . . . . .    275,000     1,909,605
 Dawson International plc.                         647,500     1,119,111
 GKN plc. . . . . . . . . . . . . . . . . . . .    152,900     1,884,940
 Great Universal Stores. . .                       178,200     1,678,972
 RTZ. . . . . . . . . . . . . . . . . . . . . .    118,700     1,702,976
 Sears plc. . . . . . . . . . . . . . . . . . .    880,350     1,346,513
 Taylor Woodrow plc. . . . . . .                   900,825     1,550,058
 Unigate. . . . . . . . . . . . . . . . . . . .    300,000     1,913,429
                                                             -----------
                                                              20,623,568
                                                             -----------
 Total Common Stock
    (cost $67,502,286) . . . . . . . . . . . .                70,748,247
                                                             -----------

International Equity Series
Statement of Net Assets (Continued)
                                                              Market
                                               Principal      Value
                                                Amount**     (U.S.$)

 BONDS - 2.42%
 Spanish Government 8.20% 2/28/2009  . . .   Sp276,000,000  $ 1,869,913
                                                            -----------
 Total Bonds (cost $1,779,194) . . . . . .                    1,869,913
                                                            -----------

 REPURCHASE AGREEMENTS - 4.77%
 With Chase Manhattan Bank 5.875%
  12/1/95 (dated 11/30/95,
  collateralized by $3,598,000 U.S.
  Treasury Notes 8.5% due 5/15/97
  market value $3,764,864) . . . . . . . . .    $3,690,000    3,690,000
                                                            -----------
 Total Repurchase Agreement
   (cost $3,690,000) . . . . . . . . . . . . . . . . .        3,690,000
                                                            -----------

 TOTAL MARKET VALUE OF SECURITIES - 98.61%
 (cost $72,971,480). . . . . . . . . . . . . . . . . .       76,308,160
  RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.39% . . . . . . . . . . . . .        1,078,790
                                                            -----------
 NET ASSETS APPLICABLE TO 6,346,888,623
  SHARES ($.01 PAR VALUE
  OUTSTANDING) - 100%  . . . . . . . . . . . . . . . .      $77,386,950
                                                            ===========

 NET ASSET VALUE - INTERNATIONAL EQUITY
  SERIES A CLASS ($62,251,378 / 5,107,965 SHARES). . .          $12.19
                                                                ======
 NET ASSET VALUE - INTERNATIONAL EQUITY
  SERIES B CLASS ($3,470,671 / 286,237 SHARES) . . . .          $12.13
                                                                ======
 NET ASSET VALUE - INTERNATIONAL EQUITY
  SERIES C CLASS ($5,028 / 412.623 SHARES) . . . . . .          $12.19
                                                                ======
 NET ASSET VALUE - INTERNATIONAL EQUITY SERIES
  INSTITUTIONAL CLASS ($11,659,873 / 952,274 SHARES) .          $12.24
                                                                ======

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
 Common stock $.01 par value, 500,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to the International Equity Series A Class,
  25,000,000 shares allocated to the International
  Equity Series B Class, 25,000,000 shares allocated
  to the International Equity Series C Class and
  50,000,000 shares allocated to the
 International Equity Series Institutional Class . . . .     72,026,700
 Accumulated undistributed income:
  Net investment income*** . . . . . . . . . . . . . . .      1,004,623
  Net realized gain on investments***.                          928,156
  Net unrealized appreciation on investments
 and foreign currencies. . . . . . . . . . . . . . . . .      3,427,471
                                                            -----------
 Total net assets. . . . . . . . . . . . . . . . . . . .    $77,386,950
                                                            ===========
------------------
  *Non-income producing security for the year ended November 30, 1995. **Principal amount is stated in the currency in which each bond is denominated.
***Accumulated net investment income includes net realized gains on foreign currencies. During the current fiscal year, the Fund reclassified $317,878 from accumulated net realized gain on investments to accumulated net investment income.
Sp - Spanish Peseta

                               See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Global Assets Series
Statement of Net Assets
November 30, 1995

                                                               Market
                                                   Number       Value
                                                 of Shares     (U.S. $)
  COMMON STOCK - 48.54%
  Australia - 2.99%
  CSR Limited. . . . . . . . . . . . . . .          23,150    $ 74,183
  National Australia Bank  . . . . . . . .           8,467      73,905
  Pacific Dunlop . . . . . . . . . . . . .          12,175      29,148
                                                              --------
                                                               177,236
                                                              --------
  Belgium -1.65%
  Electrabel NPV . . . . . . . . . . . . .             300      68,407
  G.I.B. Holdings. . . . . . . . . . . . .             750      29,656
                                                              --------
                                                                98,063
                                                              --------
  Canada - 0.81%
  BC Telecom . . . . . . . . . . . . . . .           2,715      47,736
                                                              --------
                                                                47,736
                                                              --------
  France - 2.18%
  Campagnie de Saint Gobain                            584     67,554
  Elf Aquitaine. . . . . . . . . . . . . .             876     61,449
                                                             --------
                                                              129,003
                                                             --------
  Germany - 1.86%
  Bayer AG. . . . . . . . . . . . . . . . .            160     41,627
  RWE AG. . . . . . . . . . . . . . . . . .             75     27,142
  Siemens AG. . . . . . . . . . . . . . . .             80     41,627
                                                             --------
                                                              110,396
                                                             --------
  Hong Kong - 0.93%
  Hong Kong Electric . . . . . . . . . . .          10,500     35,226
  Wharf (Holdings) Limited.                          6,000     20,051
                                                             --------
                                                               55,277
                                                             --------
  Indonesia - 0.45%
  PT Bank Dagang Nasional . . . . . . . .           32,000     26,626
                                                             --------
                                                               26,626
                                                             --------
  Japan - 4.31%
  Canon Electronics . . . . . . . . . . .            2,000     35,261
  Chiyoda Fire and Marine Y50                        3,000     16,665
  Eisai Co. Limited . . . . . . . . . . .            2,000     35,261
  Hitachi Limited . . . . . . . . . . . .            8,000     81,158
  Matsushita Electric . . . . . . . . . .            2,000     29,745
  Yokohama Reito  . . . . . . . . . . . .            5,000     57,618
                                                             --------
                                                              255,708
                                                             --------
  Malaysia - 0.36%
  Sime Darby Berhad . . . . . . . . . . .            8,300     21,437
                                                             --------
                                                               21,437
                                                             --------
  Netherlands - 2.22%
  Elsevier-CVA . . . . . . . . . . . . . .           4,000     54,649
  Koninklijke Van Ommeren. . . . . . . . .           1,515     43,644
  Royal Dutch Petroleum. . . . . . . . . .             260     33,480
                                                             --------
                                                              131,773
                                                             --------

Global Assets Series
Statement of Net Assets (Continued)

                                                              Market
                                                   Number     Value
                                                 of Shares   (U.S. $)

  COMMON STOCK (Continued)
  New Zealand - 1.45%
  Carter Holt Harvey Limited . . . . . . . .        10,800   $ 22,778
  Telecom Corp. of New Zealand                      15,100     63,200
                                                             --------
                                                               85,978
                                                             --------
  Philippines - 0.42%
  Philippine Long Distance Telephone
  Company ADR . . . . . . . . . . . . . . .            450     25,144
                                                             --------
                                                               25,144
                                                             --------
  Singapore - 0.49%
  Jardine Matheson Holdings Limited . . . .          4,800     29,040
                                                             --------
                                                               29,040
                                                             --------
  Spain - 1.41%
  Banco Central Hispanoamer SA. . . . . . .          1,535     31,505
  Telefonica de Espana. . . . . . . . . . .          3,775     52,164
                                                             --------
                                                               83,669
                                                             --------
  United Kingdom - 9.14%
  Bass plc. . . . . . . . . . . . . . . . .          6,300     66,488
  Blue Circle Industries. . . . . . . . . .         12,900     64,322
  British Airways plc . . . . . . . . . . .          8,600     60,508
  British Gas plc . . . . . . . . . . . . .          8,000     29,795
  Dalgety plc . . . . . . . . . . . . . . .         10,200     60,688
  Dawson International plc.                         15,900     27,481
  GKN plc . . . . . . . . . . . . . . . . .          4,800     59,174
  RTZ . . . . . . . . . . . . . . . . . . .          5,150     73,887
  Sears plc . . . . . . . . . . . . . . . .         22,000     33,649
  Taylor Woodrow plc. . . . . . . . . . . .         38,600     66,419
                                                             --------
                                                              542,411
                                                             --------
  United States - 17.87%
  Abbott Laboratories. . . . . . . . . . . .           400     16,250
  Air Products & Chemicals.                            300     16,650
  Allied-Signal. . . . . . . . . . . . . . .           600     28,350
  ALLTEL . . . . . . . . . . . . . . . . . .           500     14,750
  American Greetings Class A                         1,000     27,313
  American Stores. . . . . . . . . . . . . .           900     23,625
  Bank of New York. . . . . . . . .                    600     28,275
  Banta. . . . . . . . . . . . . . . . . . .           500     21,750
  Chubb. . . . . . . . . . . . . . . . . . .           200     19,450
  CMS Energy . . . . . . . . . . . . . . . .         1,000     27,250
  ConAgra. . . . . . . . . . . . . . . . . .         1,100     43,863
  Danaher. . . . . . . . . . . . . . . . . .         1,000     30,750
  Developers Diversified Realty                      1,000     28,250
  Diebold. . . . . . . . . . . . . . . . . .           200     11,475
  Equitable of Iowa. . . . . . . .                     400     14,000
  Exxon. . . . . . . . . . . . . . . . . . .           200     15,475
  Federal Home Loan. . . . . . . . . . . . .           200     15,400
  Foster Wheeler . . . . . . . . . . . . . .           600     23,700
  GenCorp. . . . . . . . . . . . . . . . . .         1,100     12,925
  General Electric . . . . . . . . . . . . .           300     20,175
  General Motors Class H . . . . . . . . . .           500     23,750
  Illinova . . . . . . . . . . . . . . . . .           800     22,700
  Imperial Oil Limited. . . . .                        400     13,950
  Kerr-McGee . . . . . . . . . . . . . . . .           400     23,150

                                                              Market
                                                   Number     Value
                                                 of Shares   (U.S. $)

  COMMON STOCK (Continued)
  United States (Continued)
  Lockheed Martin. . . . . . . . . . . . . .           300    $22,013
  Loctite. . . . . . . . . . . . . . . . . .           500     24,438
  MBNA . . . . . . . . . . . . . . . . . . .           300     12,113
  May Department Stores. . . . . . . . . . .           300     13,088
  Nationwide Health Properties                         800     31,800
  Philip Morris. . . . . . . . . . . . . . .           500     43,875
  Praxair. . . . . . . . . . . . . . . . . .         1,000     29,125
  Procter & Gamble . . . . . . . . . . . . .           400     34,550
  RJR Nabisco Holdings . . . . . . . . . . .           700     20,388
  Reynolds & Reynolds Class A                          800     30,500
  Rite Aid . . . . . . . . . . . . . . . . .           800     25,000
  Rockwell International . . . . . . . . . .           500     24,500
  Sbarro . . . . . . . . . . . . . . . . . .           600     13,425
  Schering-Plough. . . . . . . . . . . . . .           400     22,950
  Service International. . . . . . . . . . .           600     24,375
  SmithKline Beecham PLC ADR Unit                      400     21,300
  Sonat. . . . . . . . . . . . . . . . . . .           600     19,350
  Teleflex . . . . . . . . . . . . . . . . .           500     22,188
  Tyco International . . . . . . . . . . . .         1,200     37,650
  United Healthcare  . . . . . . . . . . . .           500     31,438
  WMX Technologies . . . . . . . . . . . . .         1,100     32,450
                                                            ---------
                                                            1,059,742
                                                            ---------
  Total Common Stock (cost $2,774,832). . .                 2,879,239
                                                            ---------

                                                  Principal
                                                   Amount*
  BONDS - 36.60%
  Australia - 1.65%
  Bank of Austria 10.875% 11/17/2004  . . .       A$60,000     49,963
  DSL Finance 10.25% 04/07/2000 . . . . . .         60,000     48,067
                                                            ---------
                                                               98,030
                                                            ---------
  Denmark - 3.00%
  Kingdom of Denmark
  9.00% 11/15/2000. . . . . . . . . . . . .      Dk900,000    177,619
                                                            ---------
                                                              177,619
                                                            ---------
  Germany - 3.98%
  Bundesrepublik Deutschland
  8.375% 05/21/2001. . . . . . . . . . . . .    Dem300,000    236,064
                                                            ---------
                                                              236,064
                                                            ---------
  Italy - 3.35%
  Eurofima 7.700% 02/02/2004  . . . . . . . Itl180,000,000     93,054
  Italian Government
  9.1875% 07/15/2000. . . . . . . . . . . .    150,000,000     92,496
  Italian Government
  12.00% 01/01/2003 . . . . . . . . . . . .     20,000,000     13,029
                                                            ---------
                                                              198,579
                                                            ---------
  New Zealand - 3.41%
  Government of New Zealand
  6.50% 02/15/2000 . . . . . . . . . . . . .    NZ$210,000    133,898
  Government of New Zealand
  8.00% 02/15/2001 . . . . . . . . . . . . .        50,000     33,888

Global Assets Series
Statement of Net Assets (Continued)

                                                              Market
                                                Principal     Value
                                                  Amount     (U.S. $)

  BONDS (Continued)
  New Zealand (Continued)
  Government of New Zealand
   8.00% 04/15/2004. . . . . . . . . . . . .     NZ$50,000   $ 34,665
                                                            ---------
                                                              202,451
                                                            ---------
  Spain - 5.17%
  Spanish Government
   12.25% 03/25/2000. . . . . . . . . . . . . Sp22,000,000    192,148
  Spanish Government
   10.30% 06/15/2002  . . . . . . . . . . . .    2,000,000     16,260
  Spanish Government
   10.50% 10/30/2003. . . . . . . . . . . . .   12,000,000     98,224
                                                           ----------
                                                              306,632
                                                           ----------
  Sweden - 2.60%
  Swedish Government
   10.25% 05/05/2000. . . . . . . . . . . . . Sk200,000        32,382
  Swedish Government
   13.00% 06/15/2001. . . . . . . . . . . . .   500,000        90,790
  Swedish Government
   9.00% 04/20/2009 . . . . . . . . . . . . .   200,000        30,910
                                                           ----------
                                                              154,082
                                                           ----------
  United Kingdom - 0.63%
  Ontario Province 6.875% 09/15/2000  . . . . Gpb25,000        37,282
                                                           ----------
                                                               37,282
                                                           ----------
  United States - 12.81%
  Abbey Healthcare Group
   9.500% 11/01/2002  . . . . . . . . . . . .  $25,000     $  26,563
  ADT Operations 9.25% 08/01/2003 . . . . . .   25,000        26,625
  AK Steel 10.75% 04/01/2004  . . . . . . . .   25,000        27,563
  Alliant Techsystems
   11.75% 03/01/2003  . . . . . . . . . . . .   25,000        27,438
  American General
   12.875% 05/01/2002 . . . . . . . . . . . .   25,000        24,938
  American Standard
   10.875% 05/15/1999 . . . . . . . . . . . .   25,000        27,500
  Bell & Howell 9.2500% 07/15/2000. . . . . .   25,000        25,656
  Century Communications
   9.75% 02/15/2002 . . . . . . . . . . . . .   25,000        25,875
  Continental Cablevision
   11.00% 06/01/2007  . . . . . . . . . . . .   25,000        27,813
  Cott 9.375% 07/01/2005  . . . . . . . . . .   25,000        24,750
  Exide 10.75% 12/15/2002 . . . . . . . . . .   25,000        26,969
  Ferrellgas LP/Finance
   10.00% 08/01/2001. . . . . . . . . . . . .   15,000        15,769
**Graphic Controls
   12.00% 09/15/2005. . . . . . . . . . . . .   25,000        25,531
  HealthSouth Rehabilitation
   9.500% 04/01/2001. . . . . . . . . . . . .   25,000        26,656
  Huntsman 10.625% 04/15/2001                   25,000        27,281
  Jones Intercable
   9.625% 03/15/2002. . . . . . . . . . . . .   25,000        26,750
  K-III Communications
   10.625% 05/01/2002 . . . . . . . . . . . .   25,000        26,500

                                                              Market
                                              Principal       Value
                                              Amount**       (U.S. $)

  BONDS (Continued)
  United States (Continued)
  Louis Dreyfus Natural Gas
   9.25% 06/15/2004. . . . . . . . . . . . .  $25,000     $ 26,156
  Mark IV Industries
   8.75% 04/01/2003. . . . . . . . . . . . .   25,000       26,000
  Metrocall 10.375% 10/01/2007 . . . . . . .   25,000       25,906
  MGM Grand Hotels
   12.00% 05/01/2002 . . . . . . . . . . . .   25,000       27,531
  NL Industries 11.75% 10/15/2003. . . . . .   25,000       26,719
  Owens-Illinois 11.00% 12/01/2003 . . . . .   25,000       27,938
  Rogers Cablesystems
   9.625% 08/01/2002 . . . . . . . . . . . .   25,000       25,875
  Sherritt Gordon 9.75% 04/01/2003 . . . . .   25,000       25,500
  TCI Communications
   8.75% 08/01/2015. . . . . . . . . . . . .   25,000       26,969
  Tenet Healthcare
   10.125% 03/01/2005. . . . . . . . . . . .   25,000       27,219
  Viacom International
   10.25% 09/15/2001 . . . . . . . . . . . .   25,000       28,031
  Westinghouse Air Brakes
   9.375% 06/15/2005 . . . . . . . . . . . .   25,000       25,813
                                                         ---------
                                                           759,834
                                                         ---------
  Total Bonds (cost $2,102,925)                          2,170,573
                                                         ---------

  Repurchase Agreements - 17.11%
  With Chase Manhattan Bank 5.875%
   12/1/95 (dated 11/30/95,
   collateralized by $990,000 U.S.
   Treasury Notes 8.6% due 5/15/97
   market value $1,035,593) . . . . . . . . 1,015,000    1,015,000
                                                         ---------
  Total Repurchase Agreements
   (cost $1,015,000). . . . . . . . . . . .              1,015,000
                                                         ---------

  TOTAL MARKET VALUE OF SECURITIES - 102.25%
   (cost $5,892,757) . . . . . . . . . . . .            $6,064,812
  LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (2.25%). . . . . . . . . .              (133,575)
                                                       -----------
  NET ASSETS APPLICABLE TO 498,150 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100%                  $5,931,237
                                                       ===========
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   A CLASS ($3,121,592 / 262,413 shares) . .                $11.90
                                                            ======
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   B CLASS ($613,547 / 51,632 shares). . . .                $11.88
                                                            ======
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   C CLASS ($5,031 / 423 shares). . . . . . .               $11.89
                                                            ======
  NET ASSET VALUE - GLOBAL ASSETS SERIES
   INSTITUTIONAL CLASS
   ($2,191,067 / 183,682 shares). . . . . . .               $11.93
                                                            ======

  Global Asset Series
  Statement of Net Assets (Continued)
                                                                      Market
                                                                      Value
                                                                     (U.S. $)
  COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
  Common stock $.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to the Global Assets Series A Class,
   25,000,000 shares allocated to the Global Assets
   Series B Class, 25,000,000 shares allocated to the
   Global Assets Series C Class and 50,000,000
   shares allocated to the Global Assets Series
   Institutional Class. . . . . . . . . . . . . . . .                $5,554,575
  Accumulated undistributed income:
   Net investment income. . . . . . . . . . . . . . .                    60,410
   Net realized gain on investments. . . .                              142,396
   Net unrealized appreciation on investments and
    foreign currencies. . . . . . . . . . . . . . . .                   173,856
                                                                    -----------
Total net assets. . . . . . . . . . . . . . . . . . .                $5,931,237
                                                                     ==========
------------------

* Principal amount is stated in the currency in which each security is denominated.
** These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, these securities amounted to $25,531 or 0.43% of net assets.

         A$ - Australian Dollars        NZ$ - New Zealand Dollars
        Gbp - British Pounds             Sp - Spanish Peseta
         Dk - Danish Krone               Sk - Swedish Krona
        Dem - German Deutsche Marks       $ - U.S. Dollars
        Itl - Italian Lira

                         See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Global Bond Series
Statement of Net Assets
November 30, 1995

                                                                        Market
                                                        Principal       Value
                                                         Amount*       (U.S. $)
BONDS - 94.32%
Australia - 10.41%
Cadbury Schweppes,Australia
 8.50% 06/15/99 . . . . . . . . . . . . . . . .        A$40,000        $ 30,130
DSL Finance 10.25% 04/07/2000                            70,000          56,078
Queensland Treasury
 8.00% 08/14/2001 . . . . . . . . . . . . . . .          60,000          44,611
South Australia Government Finance
 7.25% 09/22/2003 . . . . . . . . . . . . . . .          50,000          34,689
State Electricity Commission of Victoria
 10.50% 05/27/2003. . . . . . . . . . . . . . .          40,000          32,825
                                                                    -----------
                                                                        198,333
                                                                    -----------

Global Asset Series
Statement of Net Assets (Continued)
                                                                       Market
                                                        Principal      Value
                                                         Amount*      (U.S. $)

 BONDS (Continued)
 Denmark - 5.18%
 Kingdom of Denmark
  9.00% 11/15/2000  ...........................       Dk500,000     $    98,677
                                                                    -----------
                                                                         98,677
                                                                    -----------
 Germany - 4.13%
 Bundesrepublik Deutschland
  8.375% 05/21/2001  ..........................      Dem100,000          78,688
                                                                    -----------
                                                                         78,688
                                                                    -----------
 Italy - 9.42%
 European Investment Bank
  12.75% 02/15/2000  ..........................  Itl200,000,000         133,951
 Italian Government
  12.00% 01/01/2003  ..........................      70,000,000          45,603
                                                                    -----------
                                                                        179,554
                                                                    -----------
 Netherlands - 3.74%
 Netherlands Government
  9.00% 05/15/2000  ...........................      Nlg100,000          71,278
                                                                    -----------
                                                                         71,278
                                                                    -----------
 New Zealand - 8.72%
 Government of New Zealand
  8.00% 02/15/2001  ...........................      NZ$100,000          67,777
 Government of New Zealand
  8.00% 04/15/2004  ...........................          50,000          34,665
 Government of New Zealand
  6.50% 02/15/2000  ...........................         100,000          63,761
                                                                    -----------
                                                                        166,203
                                                                    -----------
 Spain - 13.44%
 Spanish Government
  10.50% 10/30/2003  ..........................    Sp20,000,000         163,707
 Spanish Government
  10.30% 06/15/2002  ..........................       6,000,000          48,780
 Spanish Government
  12.25% 03/25/2000  ..........................       5,000,000          43,670
                                                                    -----------
                                                                        256,157
                                                                    -----------
 Sweden - 10.48%
 Swedish Government
  13.00% 06/15/2001  ..........................     Sk1,100,000         199,738
                                                                    -----------
                                                                        199,738
                                                                    -----------
 United Kingdom - 3.25%
  Ontario Province 6.875% 09/15/2000 ..........       Gbp25,000          37,282
 UK Conversion S47 Stock Gilt
  9.00% 03/03/2000  ...........................          15,000          24,692
                                                                    -----------
                                                                         61,974
                                                                    -----------
 United States - 25.55%
 U.S. Treasury Bond
  13.375% 08/15/2001  .........................        $220,000         302,771
 U.S. Treasury Note
  6.125% 07/31/2000  ..........................         180,000         184,261
                                                                    -----------
                                                                        487,032
                                                                    -----------
 Total Bonds (cost $1,729,043)                                        1,797,634
                                                                    -----------

Global Bond Series
Statement of Net Assets (Continued)
                                                                       Market
                                                        Principal      Value
                                                         Amount*      (U.S. $)

 Repurchase Agreements - 10.50%
 With Chase Manhattan Bank 5.875 %
  12/1/95 (dated 11/30/95,
  collateralized by $195,000 U.S. ................
 Treasury Notes 8.5% due 5/15/97,
  market value $204,058)  ........................  $   200,000    $   200,000
                                                                   -----------
 Total Repurchase Agreements
  (cost $200,000)  ...............................                     200,000
                                                                   -----------

 TOTAL MARKET VALUE OF SECURITIES - 104.82%
  (cost $1,929,043)  .............................                 $ 1,997,634
 LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS - ( 4.82%)  ...................                     (91,789)
                                                                   -----------
 NET ASSETS APPLICABLE TO
  169,426.5 SHARES ($.01 PAR VALUE)
  OUTSTANDING - 100%  ............................                 $ 1,905,845
                                                                   ===========

 NET ASSET VALUE - GLOBAL BOND SERIES
  A CLASS ($889,477 / 79,185 SHARES)  ............                 $     11.23
                                                                   ===========
 NET ASSET VALUE - GLOBAL BOND SERIES
  B CLASS ($114,623 / 10,203 SHARES)  ............                 $     11.23
                                                                   ===========
 NET ASSET VALUE - GLOBAL BOND SERIES
  C CLASS ($5,028 / 447.5 SHARES)  ...............                 $     11.24
                                                                   ===========
 NET ASSET VALUE - GLOBAL BOND SERIES
  INSTITUTIONAL CLASS ($896,717 / 79,591 SHARES)..                 $     11.27
                                                                   ===========

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
 Common stock $.01 par value, 500,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to the Global Bond Series A Class,
  25,000,000 shares allocated to the Global Bond
  Series B Class, 25,000,000 shares allocated to the
  Global Bond Series C Class and 50,000,000 shares
  allocated to the Global Bond Series Institutional Class            1,750,630
 Accumulated undistributed income:
  Net investment income ................................                19,338
  Net realized gain on investments .....................                66,568
  Net unrealized appreciation on investment
   and foreign currencies ..............................                69,309
                                                                   -----------
 Total net assets ......................................           $ 1,905,845
                                                                   ===========
-----------
*Principal amount is stated in the currency in which each bond is denominated.
         A$ - Australian Dollars        NZ$ - New Zealand Dollars
         C$ - Canadian Dollars           Sp - Spanish Peseta
         Dk - Danish Krone               Sk - Swedish Krona
        Dem - German Deutsche Marks     Gbp - British Pounds
        Itl - Italian Lira                $ - U.S. Dollars
        Nlg - Netherland Guilders

                             See accompanying notes

Delaware Group
Global & International Funds, Inc. -
Statement of Assets and Liabilities
Year Ended November 30, 1995

                             International        Global            Global
                                Equity            Assets             Bond
                                Series            Series            Series
                             ------------         ------            ------
 ASSETS:
 Investments at market ....  $76,308,160        $6,064,812       $1,997,634
 Cash and foreign
  currencies ..............      443,983                --              --
 Dividends and interest
  receivable ..............      440,822            80,189           62,721
 Subscriptions receivable .      330,756           101,849           11,617
 Receivable for
  securities sold .........           --                --          452,994
  Other assets ............        4,083            86,820           86,865
                              ----------        ----------        ---------
   Total assets ...........   77,527,804         6,333,670        2,611,831
                             ===========        ==========        =========
 LIABILITIES:
 Liquidations payable .....      111,079                --               --
 Payable for securities
  purchased ...............          --            166,031          457,866
 Other accounts payable and
  accrued expenses ........       29,775           236,402          248,120
                              ----------        ----------        ---------
   Total liabilities ......      140,854           402,433          705,986
                              ----------        ----------        ---------
 TOTAL NET ASSETS ........   $77,386,950       $5,931,237       $1,905,845
                             ===========        ==========        =========

                             See accompanying notes

Delaware Group Global & International Funds, Inc.
Statement of Operations

                                                                                           Year Ended
                                                                                            11/30/95         12/27/94* to 11/30/95
                                                                                         -------------      -----------------------
                                                                                         International        Global        Global
                                                                                             Equity           Assets         Bond
                                                                                             Series           Series        Series
                                                                                             ------           ------        ------
INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 436,962         $96,007       $102,628
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,722,693          39,301             --
                                                                                          ---------         -------       --------
                                                                                          3,159,655         135,308        102,628
                                                                                          ---------         -------       --------
EXPENSES:
Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   512,638          12,907          4,777
Dividend disbursing and transfer agent fees and expenses . . . . . .. . . . . . . . . . .   426,523           3,429          1,833
Distribution expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   190,486           2,546          1,547
Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64,853          29,226         28,867
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53,380          21,300          9,965
Reports and statements to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . .    72,969          10,430         10,378
Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39,013          15,518         15,518
Salaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17,172             543            284
Taxes (other than taxes on income). . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,621             170            367
Directors' fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,276           4,243          4,215
Amortization of organization expenses . . . . . . . . . . . . . . . . . . . . . . . . . .     3,527          63,606         63,643
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20,150           4,280          4,759
                                                                                          ---------         -------       --------
                                                                                          1,415,608         168,198        146,153
Less expenses absorbed by Delaware International Advisers Ltd.. . . . . . . . . . . . . .        --         144,304        133,308
                                                                                          1,415,608          23,894         12,845
                                                                                          ---------         -------       --------
NET INVESTMENT INCOME BEFORE FOREIGN TAX WITHHELD. . . . . . . . . . . . . . . .  . . . . 1,744,047         111,414         89,783
 FOREIGN TAX WITHHELD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   327,827           4,304            744
                                                                                          ---------         -------       --------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,416,220         107,110         89,039

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
 Investment transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   911,068         142,396         66,568
 Foreign currencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   392,319           4,790          6,693
                                                                                          ---------         -------       --------
  Net realized gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,303,387         147,186         73,261
  Net unrealized appreciation of investments and foreign currencies . . . . . . . . . . . 2,648,697         173,856         69,309
                                                                                          ---------         -------       --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES. . . . . . . . . . 3,952,084         321,042        142,570
                                                                                          ---------         -------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . .$5,368,304        $428,152       $231,609
                                                                                         ==========        ========       ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE - A CLASS INTERNATIONAL EQUITY
 SERIES, GLOBAL ASSETS SERIES AND GLOBAL BOND SERIES, RESPECTIVELY:
Net asset value A Class (A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $12.19          $11.90         $11.23
Sales charge (4.75% of offering price or 5.01%, 4.96% and 4.99% of amount invested per share for International Equity Series, Global Assets Series and
 Global Bond Series, respectively) (B). . . . . . . . . . . . . . . . . . . . . . . . . .       .61             .59            .56
                                                                                          ---------         -------       --------
 Offering price. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $12.80          $12.49         $11.79

------------------

  * Date of initial public offering.
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware Group Global & International Fund, Inc.
Statement of Changes in Net Assets

                                                                     Year Ended                                         Year Ended
                                                                      11/30/95            12/27/94* to 11/30/95          11/30/94
                                                                     -----------        --------------------------      -----------
                                                                   International           Global           Global     International
                                                                   Equity Series       Assets Series      Bond Series  Equity Series
                                                                   -------------       -------------      -----------  -------------
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . .       $ 1,416,220          $ 107,110         $ 89,039    $ 1,076,443
Net realized gain on investments and foreign currencies. . . .         1,303,387            147,186           73,261      2,129,633
Net unrealized appreciation (depreciation) of investments and
 foreign currencies  . . . . . . . . . . . . . . . . . . . . .         2,648,697            173,856           69,309       (429,323)
                                                                     -----------         ----------      ----------     -----------
Net increase in net assets resulting from operations . . . . .         5,368,304            428,152          231,609      2,776,753
                                                                     -----------         ----------      ----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (877,255)           (11,935)         (28,103)      (790,811)
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (15,484)            (1,244)          (2,188)          (491)
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --               --             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .        (160,418)           (38,311)         (46,103)      (103,280)
Net realized gain from security transactions:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,121,203)                --               --       (424,858)
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (29,909)                --               --             --
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --               --             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .        (303,387)                --               --        (50,865)
                                                                     -----------         ----------      ----------     -----------
                                                                      (3,507,656)           (51,490)         (76,394)    (1,370,305)
                                                                     -----------         ----------      ----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      31,339,753          3,199,375          824,105     53,822,589
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,885,729            613,034          110,282        682,252
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,029              5,032            5,028             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .       7,333,145          1,975,200          810,404      5,208,314
Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain from security transactions:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,847,228             11,496           26,638      1,092,988
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          42,926              1,244              647            463
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --               --             --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .         418,400             38,311           46,103        146,299
                                                                     -----------         ----------      ----------     -----------
                                                                      44,872,210          5,843,692        1,823,20      60,952,905
                                                                     -----------         ----------      ----------     -----------
Cost of shares repurchased:
A Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (27,127,040)          (209,669)        (50,545)    (34,129,609)
B Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (148,317)            (8,549)             --         (35,989)
C Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                 --              --              --
Institutional Class. . . . . . . . . . . . . . . . . . . . . . .      (4,043,275)          (105,899)        (57,032)     (1,852,746)
                                                                     -----------         ----------      ----------     -----------
                                                                     (31,318,632)          (324,117)       (107,577)    (36,018,344)
                                                                     -----------         ----------      ----------     -----------

Increase in net assets derived from capital share transactions .      13,553,578          5,519,575       1,715,630      24,934,561
NET INCREASE IN NET ASSETS. . . . . . . . . . . . .  . . . . . .      15,414,226          5,896,237       1,870,845      26,341,009
NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . . . .      61,972,724             35,000          35,000      35,631,715
                                                                     -----------         ----------      ----------     -----------
End of period. . . . . . . . . . . . . . . . . . . . . . . . . .     $77,386,950         $5,931,237      $1,905,845     $61,972,724
                                                                     ===========         ==========      ==========     ===========

Undistributed net investment income. . . . . . . . . . . . . . .     $ 1,004,623           $ 60,410        $ 19,338       $ 323,682
                                                                     ===========         ==========      ==========     ===========

------------------
* Date of initial public offering
                             See accompanying notes

Delaware Group
Global & International Funds, Inc.
Notes to Financial Statements
November 30, 1995

The Delaware Group Global & International Funds, Inc. (the "Fund") is registered as a Maryland corporation and offers three series, the International Equity Series, the Global Assets Series and the Global Bond Series (the "Series"). Each Series offers four classes of shares. The International Equity Series is registered as a diversified open-end investment company and the Global Assets Series and Global Bond Series are registered as non-diversified open-ended investment companies under the Investment Company Act of 1940.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm est on the valuation date. Securities not traded are valued at the mean of the last quoted bid and asked prices. Securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quote d sale price before the time when the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gains (losses) on investments are allocated to the various classes of each Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currencies - The value of all assets and liabilities denominated in foreign currencies are translated into the U.S. dollars at the exchange rate of such currencies against U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original discounts are accreted to interest income over the lives of the respective securities.

Organization and registration costs are amortized over a five- and two-year period, respectively, beginning on the date of commencement of operations.

The balance of organization and registration costs at November 30, 1995, were $3,584, $86,820 and $86,865 and amortization expense for the period ended November 30, 1995, were $3,527, $63,606 and $63,643 for the International Equity Series, the Global Assets Series and the Global Bond Series, respectively.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Series' average net assets.

2. Investment Management and Distribution Agreements

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager of each Series, a fee which is calculated daily at the rate of 0.75% of the net assets of each Series less fees paid to the independent directors. DIAL has entered into a sub-advisory agreement with Delaware Management Company, Inc. (DMC) with respect to the management of the Global Assets Series' investments in U.S. securities. DMC will receive from DIAL 25% of the investment management fees and other expenses for the Global Assets Series. At November 30, 1995, the International Equity Series had a liability for Investment Management fees and other expenses payable to DIAL for $13,097.

DIAL has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Global Assets Series and the Global Bond Series to the extent necessary to ensure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses exceed 0.95% of average net assets for each Class through June 30, 1996. Total expenses absorbed by DIAL were $144,304 for the Global Asset Series and $133,308 for the Global Bond Series.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors L.P.
(DDLP), the Distributor and an affiliate of DMC, an annual fee of 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distribution expenses are paid by the Institutional Class. At November 30, 1995, the International Equity Series, the Global Assets Series and the Global Bond Series had liabilities for distribution fees and other expenses payable to DDLP for $2,414, $33,457 and $30,734, respectively. For the year ended November 30, 1995, the Fund paid DDLP $40,151, $3,836 and $1,051 for commissions earned on sales of A Class shares for the International Equity Series, the Global Assets Series and the Global Bond Series, respectively.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Fund. For the year ended November 30, 1995, the amount expensed for these services were $426,523, $3,429 and $1,833 for the International Equity Series, the Global Assets Series, and the Global Bond Series, respectively.

Certain officers of DMC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DIAL, DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DIAL or DMC have heretofore conducted their relationships with each Series.

3. Investments

During the year ended November 30, 1995, the Fund made purchases and sales of investment securities other than U.S. Government securities and temporary cash investments as follows:


                                                                International        Global            Global
                                                                Equity Series     Assets Series     Bond Series
                                                                -------------     -------------     -----------
Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . .$22,670,166      $5,946,066        $2,734,950

Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$13,928,641      $1,221,492        $1,089,466

Investment securities based on cost for federal income tax purposes at November 30, 1995 are as follows:


                                                                International        Global            Global
                                                                Equity Series     Assets Series     Bond Series
                                                                -------------     -------------     -----------
Cost of Investments. . . . . . . . . . . . . . . . . . . .        $72,971,480      $5,892,757        $1,929,043

Aggregated unrealized appreciation . . . . . . . . . . . .          7,670,865         232,740            70,943

Aggregate unrealized depreciation. . . . . . . . . . . . .         (4,334,185)        (60,685)           (2,352)
                                                                  -----------      ----------        ----------
Market value of investments. . . . . . . . . . . . . . . .        $76,308,160      $6,064,812        $1,997,634
                                                                  -----------      ----------        ----------

    The realized gain for financial reporting and federal income tax purposes for the year ended November 30, 1995 were $911,068, $142,396 and $66,568 for the International Equity Series, the Global Assets Series and the Global Bond Series, respectively.

4. Capital Stock
    Transactions in capital stock shares were as follows:


                                                                           International            Global          Global
                                                                           Equity Series         Assets Series   Bond Series
                                                                           -------------         -------------   -----------
                                                                         Year         Year         12/27/94*      12/27/94*
                                                                        Ended         Ended           to             to
                                                                      11/30/95      11/30/94       11/30/95       11/30/95
                                                                      --------      --------       --------       --------
Shares sold:
  A Class. . . . . . . . . . . . . . . . . . . . . .                  2,658,163    4,382,022        276,141         77,795
  B Class. . . . . . . . . . . . . . . . . . . . . .                    242,649       55,284         52,254         10,144
  C Class. . . . . . . . . . . . . . . . . . . . . .                        413           --            423            447
Institutional Class. . . . . . . . . . . . . . . . .                    616,386      423,561        190,085         80,792

Shares issued upon reinvestment of dividends from
 net investment income and net realized gain from
 security transactions:
  A Class. . . . . . . . . . . . . . . . . . . . . .                    249,089       91,804          1,006          2,460
  B Class. . . . . . . . . . . . . . . . . . . . . .                      3,744           38            107             59
  C Class. . . . . . . . . . . . . . . . . . . . . .                         --           --             --             --
Institutional Class. . . . . . . . . . . . . . . . .                     36,453       12,259          3,408          4,320
                                                                     ----------   ----------       --------       --------
                                                                      3,806,897    4,964,968        523,424        176,017
                                                                     ----------   ----------       --------       --------

Shares repurchased:
  A Class. . . . . . . . . . . . . . . . . . . . . .                 (2,308,726)  (2,779,645)       (18,234)        (4,570)
  B Class. . . . . . . . . . . . . . . . . . . . . .                    (12,563)      (2,915)          (729)            --
  C Class. . . . . . . . . . . . . . . . . . . . . .                         --           --             --             --
Institutional Class. . . . . . . . . . . . . . . . .                   (336,513)    (150,626)        (9,811)        (5,521)
                                                                     ----------   ----------       --------       --------
                                                                     (2,657,802)  (2,933,186)       (28,774)       (10,091)
                                                                     ----------   ----------       --------       --------
Net increase. . . . . . . . . . . . . . . . . . . . .                 1,149,095    2,031,782        494,650        165,926
                                                                      =========    =========        =======        =======

* Date of initial public offering

The International Equity Series declared distributions from net realized gains on security transactions in the amount of $0.145 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.190, $0.140, $0.220 and $0.230 per share for the International Equity Series A Class, International Equity Series B Class, International Equity Series C Class and International Equity Series Institutional Class, respectively, payable on January 4, 1996, to shareholde r of record on December 26, 1995. The ex-dividend date was December 27, 1995.

The Global Assets Series declared distributions from net realized gains on security transactions in the amount of $0.270 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.145, $0.115, $0.170 and $0.180 per share for the Global Assets Series A Class, Global Assets Series B Class, Global Assets Series C Class and Global Assets Series Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

The Global Bond Series declared distributions from net realized gains on security transactions in the amount of $0.360 per share for all Classes. In addition, the Series declared dividends from net investment income in the amount of $0.215, $0.200, $0.245 and $0.250 per share for the Global Bond Series A Class, Global Bond Series B Class, Global Bond Series C Class and Global Bond Series Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

5. Foreign Currency Forward Contracts

The following currency forward contracts were outstanding at November 30, 1995:

International Equity Series      Contract to Deliver           In Exchange For      Settlement Date     Unrealized Gain/(Loss)
---------------------------      -------------------           ---------------      ---------------     ----------------------
                                91,078,000 Belgian Francs         $3,100,000             2/29/96                $181
                                 4,958,140 Dutch Guilders          3,100,000             2/29/96              (1,122)
                                15,252,000 French Francs           3,100,000             2/29/96              42,755
                                 4,428,350 Deutsche Marks          3,100,000             2/29/96               1,347
                               765,000,000 Japanese Yen            7,650,000             2/29/96              55,871
                                                                                                            --------
                                                                                                             $99,032
                                                                                                            ========

Global Assets Series             Contract to Purchase          In Exchange For       Settlement Date   Unrealized Gain/(Loss)
--------------------             --------------------          ---------------       ---------------   ----------------------
                                   43,062 British Pounds             $66,143             12/05/95             $(279)
                                   24,383 Canadian Dollars            17,955             12/01/95                 2
                                  158,830 French Francs               32,064             12/29/95              (198)
                                  177,800 Hong Kong Dollars           22,989             12/01/95                (4)
                                   30,160 New Zealand Dollars         19,725             12/06/95               (32)
                                                                                                            --------
                                                                                                              $(511)
                                                                                                            ========

Global Bond Series              Contract to Purchase          In Exchange For        Settlement Date    Unrealized Gain/(Loss)
------------------              --------------------          ---------------        ---------------    ----------------------
                             235,458,333 Italian Lira              $147,438             12/01/95              $(228)
                                                                                                            ========

Global Bond Series              Contract to Deliver            In Exchange For       Settlement Date     Unrealized Gain/(Loss)
------------------              -------------------            ---------------       ---------------     ----------------------
                            267,358,090 Italian Lira               $167,308             12/1/95                $154
                             12,000,000 Spanish Peseta               97,324             2/28/96                 756
                                329,000 Swedish Krona                49,399             2/28/96                (654)
                                                                                                            --------
                                                                                                               $256
                                                                                                            ========

6. Concentration of Risk

The Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by Standard & Poor's and/or Baa or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                              International Equity Series A Class
                                                                           -----------------------------------------
                                                                                                             10/31/91(1)
                                                                                     Year Ended                  to
                                                             11/30/95     11/30/94    11/30/93    11/30/92    11/30/91
                                                             -----------------------------------------------------------
Net assets value, beginning of period. . . . . . . . . . .   $11.920      $11.250     $ 9.590      $9.650     $10.000

Income from investment operations:
 Net investment income . . . . . . . . . . . . . . . . . .     0.297        0.140       0.499       0.162      (0.004)
 Net realized and unrealized gain (loss) from security
  transactions . . . . . . . . . . . . . . . . . . . . . .     0.628        0.895       1.636      (0.172)     (0.346)
                                                             -------      -------     -------     -------     -------
 Total from investment operations. . . . . . . . . . . . .     0.925        1.035       2.135      (0.010)     (0.350)

Less distributions:
 Dividends from net investment income. . . . . . . . . . .    (0.185)     (0.225)      (0.475)     (0.050)       none
 Distribution from net realized gain on security
  transactions . . . . . . . . . . . . . . . . . . . . . .    (0.470)     (0.140)        none        none        none
                                                             -------      -------     -------     -------     -------
Total distributions. . . . . . . . . . . . . . . . . . . .    (0.655)     (0.365)      (0.475)     (0.050)       none
Net asset value, end of period . . . . . . . . . . . . . .   $12.190     $11.920      $11.250      $9.590      $9.650
                                                             =======     ========     =======     =======      ======

Total return(3). . . . . . . . . . . . . . . . . . . . . .     8.17%       9.23%       23.08%      (0.15%)     (3.50%)

Ratios/supplemental data:
 Net assets, end of period (000 omitted) . . . . . . . . .   $62,251     $53,736      $31,673      $4,604        $723
 Ratio of expenses to average net assets . . . . . . . . .     2.07%       1.56%        1.25%       1.25%           2
 Ratio of expenses to average net assets prior to expense
  limitatio . . . . . . . . . . . . . . . . . . . . . . . .    2.07%       1.82%        2.16%       5.67%           2
 Ratio of net investment income to average net assets . . .    2.57%       1.22%        3.91%       2.44%           2
 Ratio of net investment income to average net assets
  prior to expense limitation . . . . . . . . . . . . . . .    2.57%       0.96%        3.00%      (2.00%)          2
 Portfolio turnover . . . . . . . . . . . . . . . . . . . .      21%         27%          24%         12%           2

------------------

(1) Date of initial public offering; ratios and total return have been annualized.

(2) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios for this relatively short period are not meaningful.

(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.


                                                           International    International               International
                                                           Equity Series    Equity Series               Equity Series
                                                              B Class          C Class               Institutional Class
                                                         ------------------   ---------   -----------------------------------------
                                                         Year
                                                         Ended     9/6/94(1)  11/29/95(2)           Year Ended           11/9/92(1)
                                                        -------       to         to       ------------------------------     to
                                                        11/30/95   11/30/94   11/30/95    11/30/95    11/30/94  11/30/93  11/30/92

 Net assets value, beginning of period ..............   $ 11.900    $12.860    $12.240     $11.970    $11.290    $9.590   $9.520
                                                        --------    -------    -------     -------    -------    ------   ------
 Income from investment operations:
 Net investment income ..............................      0.278      0.036      none        0.323      0.166     0.594    0.021
 Net realized and unrealized gain
 (loss) from security transactions                         0.567     (0.966)    (0.050)      0.637      0.899     1.581    0.049
                                                        --------    -------    -------     -------    -------    ------   ------
 Total from investment operations ...................      0.845     (0.930)    (0.050)      0.960      1.065     2.175    0.070

 Less distributions;
 Dividends from net investment income ...............     (0.145)    (0.030)      none      (0.220)    (0.245)   (0.475)    none
 Distribution from net realized
 gain on security transactions ......................     (0.470)      none       none      (0.470)    (0.140)     none     none

 Total distributions ................................     (0.615)    (0.030)      none      (0.690)    (0.385)   (0.475)    none
 Net asset value, end of period .....................    $12.130    $11.900    $12.190     $12.240    $11.970   $11.290   $9.590
                                                        ========    =======    =======     =======    =======   =======   ======

 Total return(3).....................................       7.46%     (7.24%)        4        8.46%      9.47%    23.52%   (0.15%)


 Ratios/supplemental data:
  Net assets, end of period (000 omitted) ...........     $3,471     $  624         $5     $11,660         $7    $3,959   $1,120
  Ratio of expenses to average net assets ...........      2.77%      2.26%                  1.77%      1.26%      0.95%    0.95%
  Ratio of expenses to average
  net assets prior to expense limitation ............      2.77%      2.52%          4       1.77%      1.52%      1.86%      --
 Ratio of net investment income
   to average net assets ............................      1.87%      0.52%          4       2.87%      1.52%      4.21%    2.74%
 Ratio of net investment income to average
   net assets prior to expense limitation ...........      1.87%      0.26%          4       2.87%      1.26%      3.30%      --
 Portfolio turnover .................................        21%        27%          4         21%        27%        24%      12%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) Date of initial public offering.

(3) Does not include contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for International Equity Series B Class.

(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.



                                       Global      Global     Global   Global Assets   Global     Global      Global    Global Bond
                                       Assets      Assets     Assets      Series        Bond        Bond       Bond        Series
                                       Series      Series     Series   Institutional   Series      Series     Series   Institutional
                                       A Class    B Class     C Class      Class      A Class      B Class    C Class      Class
                                       -------    -------     -------      -----      -------      -------    -------      -----
                                     12/27/94(1) 12/27/94(1) 11/29/95(2) 12/27/94(1) 12/27/94(1) 12/27/94(1) 11/29/95(2) 12/27/94(1)
                                          to         to          to          to         to          to          to         to
                                       11/30/95   11/30/95    11/30/95    11/30/95   11/30/95    11/30/95    11/30/95     11/30/95
 Net asset value,
  beginning of period ...............   $10.000     $10.000     $11.940    $10.000    $10.000     $10.000     $11.330      $10.000
                                        -------     -------     -------    -------    -------     -------     -------      -------
 Income from investment operations:
  Net investment income .............     0.301       0.212       none       0.473      0.659       0.565       none         0.782
  Net realized and unrealized gain
   (loss) from security
   transactions ......................    1.839       1.848      (0.050)     1.697      1.171       1.205      (0.036)       1.088
                                        -------     -------     -------    -------    -------     -------     -------      -------
  Total from investment
   operations .......................     2.140       2.060     (0.050)      2.170      1.830       1.770      (0.036)       1.870

 Less distributions:
  Dividends from net investment
   income ...........................    (0.240)     (0.180)      none      (0.240)    (0.600)     (0.540)     (0.054)      (0.600)
  Distribution from net realized gain
   on security transactions .........      none        none       none        none       none       none        none          none
                                        -------     -------     -------    -------    -------     -------     -------      -------
  Total distributions ...............    (0.240)     (0.180)      none      (0.240)    (0.600)     (0.540)     (0.054)      (0.600)
 Net asset value, end of period .....   $11.900     $11.880    $11.890     $11.930    $11.230     $11.230     $11.240      $11.270
                                        =======     =======    =======     =======    =======     =======     =======      =======


 Total return(3) ...................      21.48%      20.73%          4      21.88%     18.79%      18.23%          4        19.21%
                                        -------     -------     -------    -------    -------     -------     -------      -------
 Ratios/supplemental data:
  Net assets, end of period
   (000 omitted)  ...................   $ 3,122      $  613         $5      $2,191    $   889     $   115       $   5      $   897
  Ratio of expenses to average
   net assets .......................      1.25%       1.95%         4        0.95%      1.25%       1.95%          4         0.95%
  Ratio of expenses to average
   net assets prior to expense
   limitation .......................      7.55%       8.25%         4        7.25%     12.34%      13.04%          4        12.04%
  Ratio of net investment income
   to average net assets ............      4.75%       4.05%         4        5.05%      7.70%       7.00%          4         8.00%
  Ratio of net investment income
   to average net assets prior
   to expense limitation ............     (1.55%)     (2.25%)        4       (1.25%)    (3.39%)     (4.09%)         4        (3.09%)
  Portfolio Turnover ...............         57%         57%         4          57%        98%         98%          4           98%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) Date of initial public offering.

(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for A Class and does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for B Class.

(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

Delaware Group Global & International Funds, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Global & International Fund, Inc.

We have audited the accompanying statements of net assets and statements of assets and liabilities of the International Equity Series, Global Assets Series and Global Bond Series of Delaware Group Global & International Fund, Inc. (the "Fund") as of November 30, 1995, and the related statements of operations for the year then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, the statements of changes in net assets for each of the two years then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, and the financial highlights for each period from the date of initial public offering of the respective Series through November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Series, Global Assets Series and Global Bond Series of Delaware Group Global & International Fund, Inc. at November 30, 1995, the results of operations for the year then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, and the changes in net assets for each of the two years then ended of the International Equity Series and for the period from the date of initial public offering (December 27, 1994) to November 30, 1995, of the Global Assets Series and Global Bond Series, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP
Philadelphia, PA
January 12, 1996

A Report on Global & International Funds, Inc.'s Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the approval of a new investment management agreement and the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund. The new investment management agreement was submitted for shareholder approval in connection with the Merger because the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement whenever there is a change in control of an investment manager.

The name of each director elected at the meeting along with the final vote tabulation with respect to each nominee and each matter were as follows:


                                                                                      Number of Votes**
                                                                   ----------------------------------------------------------
                                                                       For            Against/Withheld           Abstentions
Election of Directors*:
  Wayne A. Stork. . . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  Walter P. Babich. . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  Anthony D. Knerr. . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  Ann R. Leven. . . . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --
  W. Thacher Longstreth. . . . . . . . . . . . . . . . .  . . .       3,316,106             75,594                     --
  Charles E. Peck . . . . . . . . . . . . . . . . . . . . . . .       3,317,543             74,157                     --

Approval of the New Investment Management Agreement:
  International Equity Series . . . . . . . . . . . . . . . . .       3,035,920             67,293                113,528
  Global Assets Series. . . . . . . . . . . . . . . . . . . . .         131,803                 --                     --
  Global Bond Series. . . . . . . . . . . . . . . . . . . . . .          80,174                 --                     --

Approval of the New Sub-Advisory Agreement+ . . . . . . . . . .         131,803                 --                     --

Selection of Ernst & Young LLP as Independent Auditors* . . . .       3,102,805             23,155                265,740

*   Voted upon by all shareholders of the Company.

+   Voted upon only by shareholders of the Global Assets Series.

** Please note that the results of this meeting were not audited by Ernst & Young LLP.